As filed with the Securities and Exchange Commission on June 15, 1998
                                            Registration No. 333-53431

     =====================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------
                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                           --------------------------
                        CULLIGAN WATER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                          51-0350629
        (State or other jurisdiction of           (I.R.S. Employer
        incorporation or organization)          Identification No.)

                            -------------------------
                              ONE CULLIGAN PARKWAY
                           NORTHBROOK, ILLINOIS 60062
                                 (847) 205-6000
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                            -------------------------

                           EDWARD A. CHRISTENSEN, ESQ.
                              ONE CULLIGAN PARKWAY
                           NORTHBROOK, ILLINOIS 60062
                                 (847) 205-6000
            (Name, address and telephone number, including area code,
                              of agent for service)

     =====================================================================

     The offering described in the Registration Statement has been terminated. This Post-Effective Amendment is being filed solely to remove from registration all securities offered in the Registration Statement which remained unsold at the termination of the offering.

                             ----------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northbrook, State of Illinois, on this 15th day of June, 1998.

                               CULLIGAN WATER TECHNOLOGIES, INC.

                               By:   /s/ Edward A. Christensen
                                  ------------------------------
                                  Name:  Edward A. Christensen
                                  Title: Vice President, General Counsel
                                         and Secretary


      Pursuant to the requirements of the Securities Act, the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


         NAME                     TITLE                  DATE

/s/  Douglas A. Pertz*       President, Chief        June 15, 1998
----------------------     Executive Officer and
Douglas A. Pertz                Director


/s/  Michael E. Salvati*    Vice President, Finance     June 15, 1998
----------------------        and Chief Financial
Michael E. Salvati            Officer (principal
                           financial and accounting
                                   officer)


/s/  R. Theodore Ammon*          Director            June 15, 1998
-----------------------
R. Theodore Ammon


/s/  Andrew Africk*              Director            June 15, 1998
-------------------
Andrew Africk


/s/  Bernard Attal*              Director            June 15, 1998
-------------------
Bernard Attal


/s/  Leon D. Black*              Director            June 15, 1998
-------------------
Leon D. Black


/s/  Robert H. Falk*             Director            June 15, 1998
--------------------
Robert H. Falk

/s/  Michael F. Fisch*           Director            June 15, 1998
----------------------
Michael F. Fisch


/s/  Mark H. Rachesky*           Director            June 15, 1998
----------------------
Mark H. Rachesky


/s/  Robert L. Rosen*            Director            June 15, 1998
---------------------
Robert L. Rosen


/s/  Marc J. Rowan*              Director            June 15, 1998
-------------------
Marc J. Rowan


/s/  Stephen J. Solarz*          Director            June 15, 1998
-----------------------
Stephen J. Solarz


/s/  Carl Spielvogel *           Director            June 15, 1998
----------------------
Carl Spielvogel



------------------------
*By:  /s/ Edward A. Christensen
      -------------------------
      Edward A. Christensen
      Attorney in fact